VOYA PARTNERS INC.

VY® JPMorgan Mid Cap Value Portfolio

(“Portfolio”)

Supplement dated July 27, 2017

to the Adviser Class, Initial Class, Service Class, and

Service 2 Class shares Statement of Additional Information (“SAI”)

dated May 1, 2017

On or about July 13, 2017, the Board of Directors of Voya Partners, Inc. (the “Board”) ratified and approved a management fee waiver under which the reduction in sub-advisory fees under the sub-advisory waiver will be passed on to the Portfolio and its shareholders. In addition, the Board also ratified and approved a sub-advisory fee waiver agreement with respect to the Portfolio. Effective immediately, the Portfolio’s SAI is hereby revised as follows:

1.	The following language is added at the end of the first paragraph in the sub-section entitled “Adviser – Management Fee Waivers:”

Effective June 1, 2017, the Adviser is contractually obligated to lower the management fee for VY® JPMorgan Mid Cap Value Portfolio in an amount equal to the amount waived by the Sub-Adviser pursuant to a sub-advisory fee waiver agreement as described below in the sub-section entitled “Sub-Adviser – Sub-Advisory Fee Waivers.”

2.	The following sub-section is added following the sub-section entitled “Sub-Adviser – Aggregation:”

Sub-Advisory Fee Waivers

Effective June 1, 2017, with respect to the annual sub-advisory fees for VY® JPMorgan Mid Cap Value Portfolio, the Sub-Adviser has agreed to waive a portion of the sub-advisory fee payable to it by the Adviser in an amount equal to the amount of the sub-advisory fee attributable to the value of the shares of the Portfolio that are beneficially owned by retirement plans and IRAs (“Plans”) through insurance company separate accounts as part of variable insurance contracts that were sold to the Plans by an affiliate of the Sub-Adviser.

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